UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 12, 2023

SEMPRA
(Exact name of registrant as specified in its charter)

California	1-14201	33-0732627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

488 8th Avenue, San Diego, California	92101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(619) 696-2000

SEMPRA ENERGY
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

Sempra Common Stock, without par value	SRE	New York Stock Exchange

Sempra 5.75% Junior Subordinated Notes Due 2079, $25 par value	SREA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 12, 2023, the Board of Directors (the “Board”) of Sempra (the “Company”) approved and adopted amended and restated Bylaws of the Company (as so amended and restated, the “Bylaws”), which became effective on such date.
The Bylaws were amended to:
•address matters relating to the recently effective Rule 14a-19 (together with related changes to other rules, the “Universal Proxy Rules”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including to require, for any solicitation subject to the Universal Proxy Rules, (i) a written and signed agreement to solicit proxies, through means satisfying the conditions under either Rule 14a-16(a) (Notice of Internet Availability of Proxy Materials) or Rule 14a-16(n) (Full Set Delivery) under the Exchange Act, from the holders representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors and (ii) documentation demonstrating that such solicitation requirement has been satisfied;
•enhance the disclosure and procedural requirements in connection with director nominations by shareholders to (i) require a written statement, not to exceed 500 words, in support of each director nominee, (ii) require, except in the case of a nomination pursuant to the proxy access provisions in the Bylaws, a written and signed representation as to whether such nominating shareholder, any beneficial owner(s) of shares on whose behalf the nomination is made, any of their respective affiliates or associates or any other participants will engage in a solicitation with respect to such nomination and, if so, (a) whether such solicitation will be conducted as an exempt solicitation under Rule 14a-2(b) under the Exchange Act, (b) the name of each participant in such solicitation, and (c) the amount of the cost of solicitation to be borne by each participant, (iii) require a written and signed representation and agreement from each nominee that, among other things, such nominee consents to be named as a nominee in a proxy statement and form of proxy, and (iv) clarify that a shareholder may not provide notice of an intent to nominate more individuals than there are directors to be elected and establish timing requirements for any substitute director nominees;
•require a shareholder directly or indirectly soliciting proxies from other shareholders to use a proxy card color other than white, which is reserved for the exclusive use for solicitation by the Board;
•expressly provide that any violation of any applicable law shall constitute a failure to comply with the advance notice provisions in the Bylaws;
•clarify that, at each annual meeting of shareholders, directors are elected to hold office until the next annual meeting of shareholders;
•enhance the responsibilities and duties of the Lead Independent Director and clarify the roles of certain officers of the Company;
•expand the list of officers and directors who could serve as the presiding officer at shareholder meetings and clarify the authority of such presiding officer to regulate the conduct of such meetings;
•clarify the requirements in connection with holding meetings of directors by means of remote communication and that meetings of shareholders may be held by any means of remote communication permitted by applicable law;

•clarify the procedural requirements for the designation of a committee of directors, the appointment of any members thereof, including alternate members, and the conduct of meetings of any such committee;
•revise the procedural requirements for the replacement of a certificate for shares in the case of alleged loss, theft or destruction;
•clarify that, except for instances in which an indemnitee is successful in defending any proceeding, the entitlement to indemnification in connection with third-party claims against an indemnitee is subject to the satisfaction of the applicable standard of conduct as set forth in the Bylaws;
•adopt bylaws that are operative only during an emergency as defined in the recently effective Section 207(i)(5) of the General Corporation Law of the State of California;
•reflect the change of the Company’s legal name to Sempra; and
•make additional clarifying and conforming changes.

The foregoing description of the amendments incorporated in the Bylaws is intended to be a summary and is qualified in its entirety by the complete Bylaws, which are filed as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company’s 2023 Annual Shareholders Meeting (the “Annual Meeting”) was held on May 12, 2023. At the Annual Meeting, the Company’s shareholders:
(1)elected until the next annual meeting of our shareholders all nine of the director nominees up for election and listed below;
(2)ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2023;
(3)approved, on an advisory basis, the Company’s executive compensation as reported in the Company’s proxy statement for the Annual Meeting;
(4)approved, on an advisory basis, that shareholders will vote on an advisory basis on the Company’s executive compensation every one year;
(5)approved an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock;
(6)approved an amendment to the Company’s Articles of Incorporation to change the Company’s legal name;
(7)approved amendments to the Company’s Articles of Incorporation to make certain technical and administrative changes; and
(8)did not approve a shareholder proposal requiring an independent board chairman.
Below are the final voting results for each matter voted on at the Annual Meeting, as certified by the Company’s inspector of election at such meeting.
Proposal 1: Election of Directors

Nominees	Votes For	% of Votes Cast	Votes Against	% of Votes Cast	Abstentions	Broker Non-Votes
Andrés Conesa	247,578,206	94.36%	14,806,625	5.64%	222,847	17,742,738
Pablo A. Ferrero	258,722,154	98.61%	3,659,757	1.39%	225,767	17,742,738
Jeffrey W. Martin	246,280,784	94.08%	15,486,281	5.92%	840,613	17,742,738
Bethany J. Mayer	260,031,289	99.12%	2,316,330	0.88%	260,059	17,742,738
Michael N. Mears	259,803,474	99.02%	2,584,292	0.98%	219,912	17,742,738
Jack T. Taylor	249,690,787	95.16%	12,696,909	4.84%	219,982	17,742,738
Cynthia L. Walker	261,153,768	99.53%	1,230,447	0.47%	223,463	17,742,738
Cynthia J. Warner	246,458,441	93.93%	15,924,936	6.07%	224,301	17,742,738
James C. Yardley	258,407,128	98.48%	3,979,373	1.52%	221,177	17,742,738
As previously reported in the Company’s proxy statement for the Annual Meeting, Alan L. Boeckmann and Maria Contreras-Sweet were not nominated to stand for reelection as directors of the Company at the Annual Meeting. Accordingly, Mr. Boeckmann and Ms. Contreras-Sweet retired as directors of the Company effective May 12, 2023.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

	Votes	% of Votes Cast
Votes For	265,747,605	94.87%
Votes Against	14,360,677	5.13%
Abstentions	242,134	—
Broker Non-Votes	—	—

Proposal 3: Advisory Approval of the Company’s Executive Compensation

	Votes	% of Votes Cast
Votes For	214,199,893	82.22%
Votes Against	46,332,508	17.78%
Abstentions	2,075,277	—
Broker Non-Votes	17,742,738	—
Proposal 4: Advisory Approval of How Often Shareholders Will Vote on an Advisory Basis on the Company’s Executive Compensation

	Votes	% of Votes Cast
Votes For “1 YEAR”	260,018,853	99.14%
Votes For “2 YEARS”	264,613	0.10%
Votes For “3 YEARS”	2,000,141	0.76%
Abstentions	324,071	—
Broker Non-Votes	17,742,738	—
On May 12, 2023, consistent with the voting results for Proposal 4 and the Board’s recommendation in the Company’s proxy statement for the Annual Meeting, the Board determined that the Company will hold future advisory votes on the Company’s executive compensation every “1 Year” until the next required vote on the frequency of shareholder votes on the compensation of executives.
Proposal 5: Amendment to the Company’s Articles of Incorporation to Increase the Number of Authorized Shares of the Company’s Common Stock

	Votes	% of Votes Cast
Votes For	233,345,137	83.39%
Votes Against	46,463,179	16.61%
Abstentions	542,100	—
Broker Non-Votes	—	—
Proposal 6: Amendment to the Company’s Articles of Incorporation to Change the Company’s Legal Name

	Votes	% of Votes Cast
Votes For	278,558,463	99.60%
Votes Against	1,107,484	0.40%
Abstentions	684,469	—
Broker Non-Votes	—	—
Proposal 7: Amendments to the Company’s Articles of Incorporation to Make Certain Technical and Administrative Changes

	Votes	% of Votes Cast
Votes For	278,816,482	99.70%
Votes Against	841,673	0.30%
Abstentions	692,261	—
Broker Non-Votes	—	—
The Certificate of Amendment of the Company’s Amended and Restated Articles of Incorporation incorporating the amendments approved by shareholders in Proposals 5, 6 and 7 is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Proposal 8: Shareholder Proposal Requiring an Independent Board Chairman

	Votes	% of Votes Cast
Votes For	84,777,804	32.39%
Votes Against	176,968,054	67.61%
Abstentions	861,820	—
Broker Non-Votes	17,742,738	—

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Description
3.1	Certificate of Amendment of Amended and Restated Articles of Incorporation of Sempra Energy dated May 12, 2023.

3.2	Bylaws of Sempra (as amended through May 12, 2023).

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMPRA,
(Registrant)

Date: May 16, 2023	By: /s/ Peter R. Wall
Peter R. Wall Senior Vice President, Controller and Chief Accounting Officer